SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)     January 18, 2000
                                                  ----------------------



                        LEVEL JUMP FINANCIAL GROUP, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Florida                                 1-12023
----------------------------                     ------------------
(State or other jurisdiction                      (Commission File
    of incorporation)                                Number)



133 Richmond St. West. Suite 401, Toronto, Ontario, Canada        M5H 2L3
----------------------------------------------------------    ---------------
         (Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code          (416) 777-0477
                                                     ------------------------



                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.           Financial Statements and Exhibits


Exhibit Number        Description
----------------      -------------

    99.1              Press release of Level Jump Financial Group, Inc. dated
                      January 18, 2000.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   January 20, 2000                    LEVEL JUMP FINANCIAL GROUP, INC.
                                           -----------------------------------
                                                    (Registrant)


                                            /s/ Brice Scheschuk
                                            --------------------------
                                                Brice Scheschuk
                                                Secretary

                           EXHIBIT INDEX



Exhibit Number      Description
---------------     -----------------
     99.1           Press release of Level Jump Financial Group, Inc. dated
                    January 18, 2000.